U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  March 7, 2006


                               ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
         (Former name or former address, if changed since last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 9, 2006, ADA-ES, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Effective March 7, 2006, by unanimous vote, the Board of Directors of the Company, pursuant to Article III, Section 2 of the Company's Amended and Restated Bylaws ("Bylaws") reduced the number of directors of the Company from nine to eight.

Item 9.01. Financial Statements and Exhibits

(c)
The following items are furnished as exhibits to this report:

99.1   Press release, dated March 9, 2006, issued by ADA-ES, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    ADA-ES, Inc.
                                                      Registrant

Date:  March 9, 2006                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                             Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
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99.1             Press release dated March 9, 2006